COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS SERIES TRUST II

(the “Trusts”)

Supplement dated May 1, 2010 to the

Current Prospectuses of the Columbia Funds

As previously reported, on September 29, 2009, Ameriprise Financial, Inc. (“Ameriprise Financial”) entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the series of the Trusts (each a “Fund” and, together, the “Funds”). In connection with the closing of the Transaction, which occurred on April 30, 2010, certain changes have occurred, including a change in the entities serving as investment advisor, administrator, distributor and transfer agent of the Funds. Accordingly, effective as of the date of this supplement, the Prospectuses for each Fund are hereby supplemented as follows:

1.	Change of Advisor and Administrator. Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the “New Advisor”), a wholly-owned subsidiary of Ameriprise Financial, is the investment advisor and administrator of the Funds.

•	References to the Advisor and Administrator in the Prospectuses are deemed to be references to the New Advisor.

•

The first two paragraphs in the section of the Prospectuses entitled “Management of the Fund/Portfolio(s) – Primary Service Providers – The Advisor” are deleted and replaced in their entirety with the following:

The Advisor is located at 100 Federal Street, Boston, MA 02110 and serves as investment advisor to Columbia-branded funds (Columbia Funds) as well as RiverSource-, Seligman- and Threadneedle-branded funds. The Advisor is a registered investment advisor and a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. The Advisor’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. The Advisor is also the administrator (the Administrator) of the fund(s) or portfolio(s) offered in this prospectus (collectively, the Fund).

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may use the research and other capabilities of its affiliates and third parties in managing investments.

•

The text of the section of the Prospectuses of each Fund (other than the Prospectuses of Columbia Marsico Growth Fund and Columbia Global Value Fund) entitled “Management of the Fund/Portfolio(s) – Primary Service Providers – Sub-Advisor(s)” is deleted and replaced with the following:

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and the sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor.

The SEC has issued an order that permits the Advisor, subject to the approval of the Board, to appoint an unaffiliated sub-advisor or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated sub-advisors or to change the fees paid to sub-advisors from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Advisor and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisors or their affiliates, which may create certain conflicts of interest. In making recommendations to the Board to appoint or to change a sub-advisor, or to change the terms of a sub-advisory agreement, the Advisor does not consider any other relationship it or its affiliates may have with a sub-advisor, and the Advisor discloses to the Board the nature of any material relationships it has with a sub-advisor.

•

The text of the section of the Prospectuses of Columbia Marsico Growth Fund and Columbia Global Value Fund entitled “Management of the Fund – Primary Service Providers – Sub-Advisor(s)” is deleted and replaced in its entirety with the following:

The Advisor has engaged an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests.

2.	Change of Distributor. Columbia Management Investment Distributors, Inc. (formerly, RiverSource Fund Distributors, Inc.) (the “New Distributor”), an indirect wholly-owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

2

•	References to the Distributor in the Prospectuses are deemed to be references to the New Distributor.

•	The text of the section of the Prospectuses entitled “Management of the Fund/Portfolio(s) – Primary Service Providers – The Distributor” is deleted and replaced in its entirety with the following:

Shares of the Fund are distributed by the Distributor. The Distributor is a registered broker/dealer and an indirect wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

3.	Change of Transfer Agent. Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) (the “New Transfer Agent”), a wholly-owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds.

•	References to the Transfer Agent in the Prospectuses are deemed to be references to the New Transfer Agent.

•	The text of the section of the Prospectuses entitled “Management of the Fund/Portfolio(s)-Primary Service Providers – The Transfer Agent” is deleted and replaced in its entirety with the following:

The Transfer Agent is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

4.	Other Roles and Relationships – Certain Conflicts of Interest. The section of the Prospectuses entitled “Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest” is renamed “Management of the Fund – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest” and the text of the section is hereby replaced with the following:

The Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds as well as RiverSource-, Seligman- and Threadneedle-branded funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial, may present actual and potential conflicts of interest and introduce certain investment constraints.

3

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, insurance, broker/dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial and insurance interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Advisor and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Advisor and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Advisor and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Advisor, and a Columbia Fund.

The Advisor and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and Affiliates – Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

4

5.	Certain Legal Matters. The section of the Prospectuses entitled “Management of the Fund/Portfolio(s) – Certain Legal Matters” is hereby deleted and replaced in its entirety by the following:

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

6.	References to Columbia Money Market Funds. Ameriprise Financial did not acquire the business of managing the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the “Former Columbia Money Market Funds”). The Former Columbia Money Market Funds are neither managed by the New Advisor nor distributed by the New Distributor and are no longer considered to be Columbia Funds.

•

References in the Prospectuses to the Former Columbia Money Market Funds are deemed to be references to money market funds managed by the New Advisor, except for references in sections of the Prospectuses relating to exchange privileges and rights of accumulation.

7.	Sales Charge Reductions. For purchases of Class A or Class T shares of the Funds, the value of any accounts in Former Columbia Money Market Funds will no longer be combined with the value of other eligible accounts when determining whether a new purchase qualifies for a higher breakpoint discount level for a front-end sales charge. Similarly, the value of shares of RiverSource-, Seligman- and Threadneedle-branded funds will not be combined with the value of eligible accounts for this right of accumulation, except that shares of the RiverSource Cash Management Fund acquired through an exchange for shares of a Fund may be combined for this right of accumulation for purchases of Class A or Class T shares of the Funds.

•	The following paragraph is added to the end of “Reductions/Waivers of Sales Charges – Eligible Accounts” in Prospectuses offering shares subject to a front-end sales charge:

Only shares of eligible Columbia Funds that are held in your Columbia Funds account will be considered for purposes of determining any fee reductions or waivers of sales charges for which you may be eligible, except that shares of the RiverSource Cash Management Fund are also eligible for aggregation if they were acquired through an exchange for shares of a Columbia Fund. Eligible accounts do not include shares of money market funds that used the Columbia brand before May 1, 2010.

5

8.	Exchange Privileges. Shareholders are no longer eligible to exchange Fund shares with shares of the Former Columbia Money Market Funds. Fund shareholders generally will be eligible to exchange into Class A, B, C and Z shares (as applicable) of RiverSource Cash Management Fund, a money market fund managed by the New Advisor. Systematic Withdrawal Plans, Systematic Exchanges and Systematic Investment Plans between the Fund and the Former Columbia Money Market Funds have been terminated.

•	The following paragraph is added to the section entitled “Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Exchanging Shares”:

Although the Columbia Funds are part of a family of funds that includes the RiverSource, Seligman and Threadneedle funds, they do not share the same policies and procedures with respect to buying, selling and exchanging shares as those other funds and, except as described below, Fund shares may not be exchanged for shares of RiverSource, Seligman or Threadneedle funds. Fund shareholders generally will be able to exchange into Class A, B, C and Z shares (as applicable) of RiverSource Cash Management Fund, a money market fund managed by the Advisor.

9.	References to Bank of America and Affiliates. The Advisor, Administrator, Distributor and Transfer Agent are subsidiaries of Ameriprise Financial, not of Bank of America.

•	References to Bank of America are deemed to be references to Ameriprise Financial, except in the following sections of the Prospectuses:

•	the section of the Prospectuses entitled “Buying, Selling and Exchanging Shares – Transaction Rules and Policies – Medallion Signature Guarantees”;

•	the section of the Prospectuses offering shares subject to front-end sales charges entitled “–Reductions/Waivers of Sales Charges”; and

•	the section of the Prospectuses offering Class Z shares entitled “–Minimum Initial Investments.”

10.	Portfolio Holdings Disclosure – Fixed Income Funds. For fixed-income Funds, a complete list of portfolio holdings as of a calendar quarter-end is posted to the Funds’ website approximately 30 calendar days after each such quarter-end. The portfolio holdings disclosure policy for equity Funds has not changed.

11.	Financial Intermediary Compensation. The second paragraph of the subsection of the Prospectuses entitled “– Financial Intermediary Compensation” is hereby deleted and replaced with the following:

The Distributor and the Advisor may make payments in larger amounts or on a basis other than those described above when dealing with certain affiliates of Bank of America. Such increased payments to Bank of America affiliates may enable the Bank of America affiliates to offset credits that they may provide to customers.

6

12.	Selling and/or Servicing Agents. The content of the FUNDamentals™ box entitled “Selling and/or Servicing Agents” is hereby deleted and replaced with the following:

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Ameriprise Financial.

13.	Portfolio Manager Changes. Certain portfolio managers primarily responsible for overseeing the investments of certain Funds have changed. The tables below set forth the current portfolio managers for each of the listed Funds

Fund	Portfolio Manager(s)

Columbia Asset Allocation Fund

Anwiti Bahuguna – Co-manager. Service with the Fund since 2009.

Kent M. Bergene – Co-manager. Service with the Fund since 2010.

David Joy – Co-manager. Service with the Fund since 2010.

Colin Moore – Co-manager. Service with the Fund since 2008.

Kent M. Peterson – Co-manager. Service with the Fund since 2009.

Marie M. Schofield – Co-manager. Service with the Fund since 2009.

Columbia Asset Allocation Fund II

Anwiti Bahuguna – Co-manager. Service with the Fund since 2009.

Kent M. Bergene – Co-manager. Service with the Fund since 2010.

David Joy – Co-manager. Service with the Fund since 2010.

Colin Moore – Co-manager. Service with the Fund since 2009.

Kent M. Peterson – Co-manager. Service with the Fund since 2009.

Marie M. Schofield – Co-manager. Service with the Fund since 2009.

Columbia Balanced Fund

Leonard A. Aplet – Co-manager. Service with the Fund since 1991.

Guy W. Pope – Co-manager. Service with the Fund since 1997.

Scott Schroepfer – Co-manager. Service with the Funds since 2010.

Ronald B. Stahl – Co-manager. Service with the Funds since 2005.

Columbia Bond Fund

Alexander D. Powers – Lead Manager. Service with the Fund since 2008 and with the predecessor fund since 1997.

Carl W. Pappo – Co-manager. Service with the Fund since 2010.

Michael Zazzarino – Co-manager. Service with the Fund since 2008 and with the predecessor fund since 2005.

Columbia Conservative High Yield Fund	Brian Lavin – Manager. Service with the Fund since 2010.

Columbia Core Bond Fund	Alexander D. Powers – Lead Manager. Service with the Fund since 2007. Carl W. Pappo – Co-manager. Service with the Fund since 2008. Michael Zazzarino – Co-manager. Service with the Funds since 2007.

Columbia Emerging Markets Fund

Dara J. White – Lead Manager. Service with the Fund and the predecessor fund since 2008.

Robert B. Cameron – Co-manager. Service with the Fund since December 2008.

Jasmine (Weili) Huang – Co-manager. Service with the Fund and the predecessor fund since 2008.

Columbia Federal Securities Fund	Jason J. Callan – Co-manager. Service with the Fund since 2010. Tom Heuer – Co-manager. Service with the Fund since 2010. Colin J. Lundgren – Co-manager. Service with the Fund since 2010.

7

Columbia Greater China Fund	Jasmine (Weili) Huang – Manager. Service with the Fund since 2005.

Columbia High Yield Opportunity Fund	Scott Schroepfer – Manager. Service with the Fund since 2010.

Columbia Income Fund	Carl W. Pappo– Lead Manager. Service with the Fund since 2005. Scott Schroepfer – Co-manager. Service with the Fund since 2010.

Columbia Intermediate Bond Fund

Carl W. Pappo – Lead Manager. Service with the Fund since 2005.

Alexander D. Powers – Co-manager. Service with the Fund since 2010.

Scott Schroepfer – Co-manager. Service with the Funds since 2010.

Michael Zazzarino – Co-manager. Service with the Funds since 2010.

Columbia International Growth Fund	Fred Copper – Manager. Service with the Fund since 2007.

Columbia International Stock Fund	Fred Copper – Manager. Service with the Fund since 2005.

Columbia Large Cap Growth Fund	John T. Wilson – Co-manager. Service with the Fund since 2005. Peter R. Deininger – Co-manager. Service with the Fund since 2010.

Columbia Liberty Fund

Anwiti Bahuguna – Co-manager. Service with the Fund since 2009.

Kent M. Bergene – Co-manager. Service with the Fund since 2010.

David Joy – Co-manager. Service with the Fund since 2010.

Colin Moore – Co-manager. Service with the Fund since 2008.

Kent M. Peterson – Co-manager. Service with the Fund since 2009.

Marie M. Schofield – Co-manager. Service with the Fund since 2009.

Columbia LifeGoal® Portfolios

Anwiti Bahuguna – Co-manager. Service with the Portfolio since 2009.

Kent M. Bergene – Co-manager. Service with the Fund since 2010.

David Joy – Co-manager. Service with the Portfolio since 2010.

Colin Moore – Co-manager. Service with the Portfolio since 2009.

Kent M. Peterson – Co-manager. Service with the Portfolio since 2009.

Marie M. Schofield – Co-manager. Service with the Portfolio since 2009.

Columbia Masters International Equity Portfolio

Anwiti Bahuguna – Co-manager. Service with the Portfolio since 2009.

Fred Copper – Co-manager. Service with the Portfolio since 2010.

Colin Moore – Co-manager. Service with the Portfolio since 2009.

Kent M. Peterson – Co-manager. Service with the Portfolio since 2009.

Marie M. Schofield – Co-manager. Service with the Portfolio since 2009.

Columbia Overseas Value Fund	Fred Copper – Manager. Service with the Fund since inception.

Columbia Pacific/Asia Fund	Jasmine (Weili) Huang – Co-manager. Service with the Fund and the predecessor fund since 2008. Daisuke Nomoto – Co-manager. Service with the Fund and the predecessor fund since 2008.

Columbia Retirement Portfolios

Anwiti Bahuguna – Co-manager. Service with the Portfolio since 2006.

Kent M. Bergene – Co-manager. Service with the Fund since 2010.

David Joy – Co-manager. Service with the Portfolio since 2010.

Colin Moore – Co-manager. Service with the Portfolio since 2009.

Kent M. Peterson – Co-manager. Service with the Portfolio since 2009.

Marie M. Schofield – Co-manager. Service with the Portfolio since 2009.

Columbia Short Term Bond Fund	Leonard A. Aplet –Co-manager. Service with the Fund since 2004. Gregory Scott Liechty – Co-manager. Service with the Fund since 2010. Ronald B. Stahl – Co-manager. Service with the Funds since 2006.

Columbia Small Cap Growth Fund II

Wayne M. Collette – Co-manager. Service with the Fund since 2010.

Lawrence W. Lin – Co-manager. Service with the Fund since 2010.

George J. Myers – Co-manager. Service with the Fund since 2010.

Brian D. Neigut – Co-manager. Service with the Fund since 2010.

8

Columbia Strategic Income Fund

Laura A. Ostrander – Lead Manager. Service with the Fund since 2000.

Colin J. Lundgren – Co-manager. Service with the Fund since 2010.

Scott Schroepfer – Co-manager. Service with the Funds since 2010.

Gene R. Tannuzzo – Co-manager. Service with the Fund since 2010.

Columbia Total Return Bond Fund

Alexander D. Powers – Lead Manager. Service with the Fund since 2007.

Carl W. Pappo – Co-manager. Service with the Fund since 2006.

Scott Schroepfer – Co-manager. Service with the Funds since 2010.

Michael Zazzarino – Co-manager. Service with the Funds since 2010.

Columbia U.S. Treasury Index Fund	William Finan – Co-manager. Service with the Fund since 2010. Orham Imer – Co-manager. Service with the Fund since 2010.

CMG Ultra Short Term Bond Fund	Guy C. Holbrook, IV – Lead Manager. Service with the Fund since 2004. Mary K. Werler – Co-manager. Service with the Fund since 2010.

14.	Portfolio Manager Information. Information about the portfolio managers listed above is shown in the table below.

Portfolio Manager(s)

Leonard A. Aplet, CFA

Portfolio manager of the New Advisor. From 1987 until joining the New Advisor in May 2010, Mr. Aplet was associated with the Previous Advisor or its predecessors as an investment professional.

Anwiti Bahuguna, PhD

Portfolio manager of the New Advisor. From 2002 until joining the New Advisor in May 2010, Ms. Bahuguna was associated with the Previous Advisor or its predecessors as an investment professional.

Kent M. Bergene

Portfolio manager of the New Advisor; associated with the New Advisor since 1981.

Jason J. Callan

Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 2007. From 2004 to 2007, Mr. Callan was a trader for GMAC ResCap.

Robert B. Cameron

Portfolio manager of the New Advisor. From October 2008 until joining the New Advisor in May 2010, Mr. Cameron was associated with the Previous Advisor as an investment professional. Prior to joining the Previous Advisor, Mr. Cameron was a portfolio manager and managing member of Cameron Global Investments LLC during the period 2003 to 2008 and a senior portfolio manager at RCM Capital Management from May 2004 to September 2005.

Wayne M. Collette, CFA

Portfolio manager of the New Advisor. From 2001 until joining the New Advisor in May 2010, Mr. Collette was associated with the Previous Advisor or its predecessors as an investment professional.

Fred Copper, CFA

Portfolio manager of the New Advisor. From September 2005 until joining the New Advisor in May 2010, Mr. Copper was associated with the Previous Advisor or its predecessors as an investment professional. Prior to joining the Previous Advisor, Mr. Copper was a senior vice president at Putnam Investments from March 2001 to September 2005.

Peter R. Deininger

Portfolio manager of the New Advisor. From October 2002 until joining the New Advisor in May 2010, Mr. Deininger was associated with the Previous Advisor or its predecessors as an investment professional.

William Finan

Portfolio manager of the New Advisor. From 2009 until joining the New Advisor in May 2010, Mr. Finan was associated with the Previous Advisor as an investment professional. Prior to joining the Previous Advisor, Mr. Finan spent 20 years working at PaineWebber and RBS/Greenwich Capital as a U.S. Treasury bond trader and institutional salesman.

9

Tom Heuer

Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 2002.

Guy C. Holbrook, IV, CFA

Portfolio manager of the New Advisor. From 1998 until joining the New Advisor in May 2010, Mr. Holbrook was associated with the Previous Advisor or its predecessors as an investment professional since 1998.

Jasmine (Weili) Huang, CFA, CPA, CFM

Portfolio manager of the New Advisor. From 2003 until joining the New Advisor in May 2010, Ms. Huang was associated with the Previous Advisor or its predecessors as an investment professional.

Orham Imer, PhD, CFA

Portfolio manager of the New Advisor. From 2009 until joining the New Advisor in May 2010, Dr. Imer was associated with the Previous Advisor as an investment professional. Prior to joining the Previous Advisor, Dr. Imer was a senior quantitative strategist for the Investment Strategies Group at Bank of America/Merrill Lynch from 2007 to 2009. Prior to Joining Bank of America, Dr. Imer was a senior financial engineer at Algorithmics Inc. and a researcher at General Electric’s Global Research Center.

David Joy

Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 2003.

Brian Lavin, CFA

Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 1994.

Gregory Scott Liechty

Portfolio manager of the New Advisor. From 2005 until joining the New Advisor in May 2010, Mr. Liechty was associated with the Previous Advisor or its predecessors as an investment professional. Prior to joining the Previous Advisor, Mr. Liechty was a senior portfolio manager at Evergreen Investment Management.

Lawrence W. Lin, CFA

Portfolio manager of the New Advisor. From December 2006 until joining the New Advisor in My 2010, Mr. Lin was associated with the Previous Advisor or its predecessors as an investment professional. Prior to joining the Previous Advisor, Mr. Lin was a research analyst at Primarius Capital from May 2006 to December 2006, and at Engemann Asset Management from July 1998 to April 2006.

Colin J. Lundgren, CFA

Portfolio manager of the New Advisor; associated with the New Advisor since 1989 and as a portfolio manager since 1995.

Colin Moore

Chief Investment Officer of the New Advisor. From 2002 until joining the New Advisor in May 2010, Mr. Moore was associated with the Previous Advisor or its predecessors as an investment professional.

George J. Myers, CFA

Portfolio manager of the New Advisor. From 2004 until joining the New Advisor in May 2010, Mr. Myers was associated with the Previous Advisor or its predecessors as an investment professional.

Brian D. Neigut

Portfolio manager of the New Advisor. From February 2007 until joining the New Advisor in May 2010, Mr. Neigut was associated with the Previous Advisor as an investment professional. Prior to joining the Previous Advisor, Mr. Neigut was a portfolio manager at Kern Capital Management LLC from February 2006 to February 2007, and at OppenheimerFunds Inc. from November 2003 to February 2006.

Daisuke Nomoto, CFA (SAAJ)

Portfolio manager of the New Advisor. From April 2005 until joining the New Advisor in May 2010, Mr. Nomoto was associated with the Previous Advisor or its predecessors as an investment professional.

Laura A. Ostrander

Portfolio manager of the New Advisor. From 1996 until joining the New Advisor in May 2010, Ms. Ostrander was associated with the Previous Advisor or its predecessors as an investment professional.

10

Carl W. Pappo, CFA

Portfolio manager of the New Advisor. From 1993 until joining the New Advisor in May 2010, Mr. Pappo was associated with the Previous Advisor or its predecessors as an investment professional.

Kent M. Peterson, PhD

Portfolio manager of the New Advisor. From January 2006 until joining the New Advisor in May 2010, Mr. Peterson was associated with the Previous Advisor as an investment professional. Prior to joining the Previous Advisor, Mr. Peterson was a trading associate at Bridegewater Associates from 2004 to 2005.

Guy W. Pope, CFA

Portfolio manager of the New Advisor. From 1993 until joining the New Advisor in May 2010, Mr. Pope was associated with the Previous Advisor or its predecessors as an investment professional.

Alexander D. Powers

Portfolio manager of the New Advisor. From 1996 until joining the New Advisor in May 2010, Mr. Powers was associated with the Previous Advisor or its predecessors as an investment professional.

Marie M. Schofield, CFA

Portfolio manager of the New Advisor. From 1990 until joining the New Advisor in May 2010, Ms. Schofield was associated with the Previous Advisor or its predecessors as an investment professional.

Scott Schroepfer, CFA

Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 1990.

Ronald B. Stahl, CFA

Portfolio manager of the New Advisor. From 1998 until joining the New Advisor in May 2010, Mr. Stahl was associated with the Previous Advisor or its predecessors as an investment professional.

Gene R. Tannuzzo, CFA

Portfolio manager of the New Advisor; associated with the New Advisor as an investment professional since 2003.

Mary K. Werler, CFA

Portfolio manager of the New Advisor. From 1993 until joining the New Advisor in May 2010, Ms. Werler was associated with the Previous Advisor or its predecessors as an investment professional.

Dara J. White, CFA

Portfolio manager of the New Advisor. From 2006 until joining the New Advisor in May 2010, Mr. White was associated with the Previous Advisor or its predecessors as an investment professional. Prior to joining the Previous Advisor, Mr. White was a portfolio manager and analyst with RCM Global Investors.

John T. Wilson

Portfolio manager of the New Advisor. From July 2005 until joining the New Advisor in May 2010, Mr. Wilson was associated with the Previous Advisor or its predecessors as an investment professional. Prior to joining the Previous Advisor, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May 1996 to July 2005.

Michael Zazzarino

Portfolio manager of the New Advisor. From March 2005 until joining the New Advisor in May 2005, Mr. Zazzarino was associated with the Previous Advisor or its predecessors as an investment professional.

Shareholders should retain this Supplement for future reference.

INT-47/47302-0510

11

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS SERIES TRUST II

(each a “Trust” and, together, the “Trusts”)

Supplement dated May 1, 2010 to the

Current Statements of Additional Information of the Columbia Funds

As previously reported, on September 29, 2009, Ameriprise Financial, Inc. (“Ameriprise Financial”) entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the series of the Trusts (each a “Fund” and, together, the “Funds”). In connection with the closing of the Transaction, which occurred on April 30, 2010, certain changes occurred, including a change in the entities that serve as investment advisor, administrator, distributor and transfer agent of the Funds. Accordingly, effective as of the date of this supplement, the Statement of Additional Information (the “SAI”) for each Fund is hereby supplemented as follows:

1.	Change of Advisor and Administrator. Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the “New Advisor”), a wholly-owned subsidiary of Ameriprise Financial, is the investment advisor and administrator of the Funds.

•

References to the Advisor and Administrator in each SAI are deemed to be references to the New Advisor, except for references relating to matters that occurred prior to the date of this supplement, such as payments previously made to Columbia Management Advisors, LLC as adviser (the “Previous Advisor”) or as administrator (the “Previous Administrator”).

•

Each Trust has entered into an Administrative Services Agreement with the New Advisor, under which the New Advisor will provide all of the services and facilities that are necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by such Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with such Fund. It is expected that the services rendered by the New Advisor under this Agreement will be generally similar to the services rendered by the Previous Administrator under the Trust’s Administration Agreement with the Previous Administrator in effect prior to May 1, 2010, as described in each SAI.

2.	Change of Distributor. Columbia Management Investment Distributors, Inc. (formerly, RiverSource Fund Distributors, Inc.) (the “New Distributor”), an indirect, wholly-owned subsidiary of Ameriprise Financial, is the distributor of the Funds. The New Distributor is located at One Financial Center, Boston, MA 02111.

•

References to the Distributor in each SAI are deemed to be references to the New Distributor, except for references relating to matters that occurred prior to the date of this supplement, such as payments previously made to Columbia Management Distributors, Inc. (the “Previous Distributor”).

•

Each Trust has entered into a Distribution Agreement with the New Distributor that is substantially identical to the Distribution Agreement with the Previous Distributor in effect prior to May 1, 2010, as described in each SAI.

3.	Change of Transfer Agent. Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) (the “New Transfer Agent”), a wholly-owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. The New Transfer Agent is located at One Financial Center, Boston, MA 02111.

•

References to the Transfer Agent in each SAI are deemed to be references to the New Transfer Agent, except for references relating to matters that occurred prior to the date of this supplement, such as payments previously made to Columbia Management Services, Inc. (the “Previous Transfer Agent”).

•

Each Trust has entered into a Transfer Agency Agreement with the New Transfer Agent that is substantially identical to the Transfer Agency Agreement with the Previous Transfer Agent in effect prior to May 1, 2010, as described in each SAI.

4.	Disclosure of Portfolio Information. The section of each SAI entitled About the Funds’/Portfolios’ Investments – Disclosure of Portfolio Information – Public Disclosures is hereby modified by deleting the text from the third bulleted paragraph and replacing it in its entirety with the following:

For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately 30 calendar days after such quarter-end.

5.	Investment Advisory and Other Services – The Advisor and Investment Advisory Services. The section of each SAI entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services is hereby modified as follows:

•	The paragraph under The Advisor and Investment Advisory Services is hereby deleted and replaced in its entirety with the following:

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Advisor) is the investment advisor and administrator of the Funds. The Advisor is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Advisor is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Advisor), a wholly-owned subsidiary of Bank of America, was the Funds’ investment advisor.

•	The text of each SAI under Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Services Provided is hereby deleted and replaced in its entirety with the following:

Under the Investment Advisory Agreements, the Advisor has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Advisor based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Investment Advisory Agreements, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties.

The Investment Advisory Agreements may be terminated with respect to a Fund at any time on 60 days’ written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreements will automatically terminate upon any assignment thereof and shall continue in effect for two years from May 1, 2010 and thereafter shall continue from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all compensation of the Trustees and officers of the Trust who are employees of the Advisor, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. For all Funds except for CMG Ultra Short Term Bond Fund, except to the extent expressly assumed by the Advisor and except to the extent required by law to be paid or reimbursed by the Advisor, the Advisor does not have a duty to pay any Fund operating expense incurred in the organization and operation of the Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. For CMG Ultra Short Term Bond Fund, the Advisor pays all operating costs and expenses of the Fund other than disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the CMG Ultra Short Term Bond Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the CMG Ultra Short Term Bond Fund.

The Advisor, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Advisory Agreement.

•

Certain portfolio managers primarily responsible for overseeing the investments of the Funds listed in the table below (the “Indicated Funds”) have changed. The table under the section of each SAI entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Portfolio Manager(s) of the Advisor is hereby modified as applicable to reflect the following portfolio managers for the Funds listed below.

Portfolio Manager	Fund
Leonard A. Aplet	Columbia Balanced Fund Columbia Short Term Bond Fund

Anwiti Bahuguna	Columbia Asset Allocation Fund Columbia Asset Allocation Fund II Columbia Liberty Fund Columbia LifeGoal® Portfolios Columbia Masters International Equity Portfolio Columbia Retirement Portfolios

Kent M. Bergene	Columbia Asset Allocation Fund Columbia Asset Allocation Fund II Columbia Liberty Fund Columbia LifeGoal® Portfolios Columbia Retirement Portfolios

Jason J. Callan	Columbia Federal Securities Fund

Robert B. Cameron	Columbia Emerging Markets Fund

Wayne M. Collette	Columbia Small Cap Growth Fund II

Fred Copper	Columbia International Growth Fund Columbia International Stock Fund Columbia Overseas Value Fund

Peter R. Deininger	Columbia Large Cap Growth Fund

William Finan	Columbia U.S. Treasury Index Fund

Tom Heuer	Columbia Federal Securities Fund

Guy C. Holbrook, IV	CMG Ultra Short Term Bond Fund

Jasmine (Weili) Huang	Columbia Emerging Markets Fund Columbia Greater China Fund Columbia Pacific/Asia Fund

Orham Imer	Columbia U.S. Treasury Index Fund

David Joy	Columbia Asset Allocation Fund Columbia Asset Allocation Fund II Columbia Liberty Fund Columbia LifeGoal® Portfolios Columbia Retirement Portfolios

Brian Lavin	Columbia Conservative High Yield Fund

Gregory Scott Liechty	Columbia Short Term Bond Fund

Lawrence W. Lin	Columbia Small Cap Growth Fund II

Colin J. Lundgren	Columbia Federal Securities Fund Columbia Strategic Income Fund

Colin Moore	Columbia Asset Allocation Fund Columbia Asset Allocation Fund II Columbia Liberty Fund Columbia LifeGoal® Portfolios Columbia Masters International Equity Portfolio Columbia Retirement Portfolios

George J. Myers	Columbia Small Cap Growth Fund II

Brian D. Neigut	Columbia Small Cap Growth Fund II

Daisuke Nomoto	Columbia Pacific/Asia Fund

Laura A. Ostrander	Columbia Strategic Income Fund

Carl W. Pappo	Columbia Bond Fund Columbia Core Bond Fund Columbia Income Fund Columbia Intermediate Bond Fund Columbia Total Return Bond Fund

Kent M. Peterson	Columbia Asset Allocation Fund Columbia Asset Allocation Fund II Columbia Liberty Fund Columbia LifeGoal® Portfolios Columbia Masters International Equity Portfolio Columbia Retirement Portfolios

Guy W. Pope	Columbia Balanced Fund

Alexander D. Powers	Columbia Bond Fund Columbia Core Bond Fund Columbia Intermediate Bond Fund Columbia Total Return Bond Fund

Marie M. Schofield	Columbia Asset Allocation Fund Columbia Asset Allocation Fund II Columbia Liberty Fund Columbia LifeGoal® Portfolios Columbia Masters International Equity Portfolio Columbia Retirement Portfolios

Scott Schroepfer	Columbia Balanced Fund Columbia High Yield Opportunity Fund Columbia Income Fund Columbia Intermediate Bond Fund Columbia Strategic Income Fund Columbia Total Return Bond Fund

Ronald B. Stahl	Columbia Balanced Fund Columbia Short Term Bond Fund

Gene R. Tannuzzo	Columbia Strategic Income Fund

Mary K. Werler	CMG Ultra Short Term Bond Fund

Dara J. White	Columbia Emerging Markets Fund

John T. Wilson	Columbia Large Cap Growth Fund

Michael Zazzarino	Columbia Bond Fund Columbia Core Bond Fund Columbia Intermediate Bond Fund Columbia Total Return Bond Fund

•

The text of the section entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Compensation in each of the SAIs for the Funds managed by Messrs. Bergene, Callan, Heuer, Joy, Lavin, Lundgren, Schroepfer and Tannuzzo is deleted and replaced in its entirety with the following:

Compensation

Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of the Previous Advisor prior to May 1, 2010.

Compensation for these portfolio managers is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Compensation of Legacy RiverSource Investments Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of RiverSource Investments, LLC (now known as Columbia Management Investment Advisers, LLC) prior to May 1, 2010. Compensation for these portfolio managers is typically comprised of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The Advisor’s portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Advisor employees. Depending upon their job level, Advisor portfolio managers may also be eligible for other benefits or perquisites that are available to all Advisor employees at the same job level. Additional information about the compensation structure for each of these portfolio managers is set forth below.

Compensation – Messrs. Callan, Heuer, Lavin, Lundgren, Schroepfer and Tannuzzo. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the Advisor has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team.

Compensation – Messrs. Bergene and Joy. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives. The assessment may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management. For Mr. Joy the assessment may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for Mr. Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for funds. In addition, subject to certain vesting requirements, the compensation of Mr. Joy includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program has been discontinued and the final award under this plan covered the three-year period that started in January 2007 and ended in December 2009.

•

The information in the table below regarding the indicated portfolio managers is added to the applicable Funds’ SAI(s) under Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) –Performance Benchmarks:

Portfolio Manager/Fund(s)	Primary Benchmark(s)	Peer Group

Wayne M. Collette/Columbia Small Cap Growth Fund II	Russell 2000 TR Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Fred Copper/Columbia Masters International Equity Portfolio	MSCI EAFE Index	Lipper International Multi-Cap Core Funds Classification

Peter R. Deininger/Columbia Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

William Finan/Columbia U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Orham Imer/Columbia U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Gregory Scott Liechty/Columbia Short Term Bond Fund	Barclays Capital U.S. 1-3 Year Government/ Credit Index	Lipper Short Investment Grade Debt Funds Classification

Lawrence W. Lin/ Columbia Small Cap Growth Fund II	Russell 2000 TR Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

George Myers/ Columbia Small Cap Growth Fund II	Russell 2000 TR Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Brian D. Neigut/ Columbia Small Cap Growth Fund II	Russell 2000 TR Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Carl W. Pappo/Columbia Bond Fund	Barclays Capital U.S. Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

Alexander D. Powers/Columbia Intermediate Bond Fund	Barclays Capital U.S. Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Mary K. Werler/CMG Ultra Short Term Bond Fund	Citigroup One-Year U.S. Treasury Bill Index	Lipper Ultra-Short Obligations Funds Classification

Michael Zazzarino /Columbia Intermediate Bond Fund	Barclays Capital U.S. Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Michael Zazzarino /Columbia Total Return Bond Fund	Barclays Capital U.S. Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

•

The last paragraph of the section in each SAI entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Performance Benchmarks following the table of performance benchmarks is hereby deleted and replaced in its entirety with the following:

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

•

The following is added to the section entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Other Accounts of the SAIs for the Indicated Funds.

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the indicated portfolio managers managed, as of March 31, 2010:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kent M. Bergene	6	$4.067 billion	0	0	8	$1,474,623
Jason J. Callan	1	$191,948,236	0	0	3	$344,088
Fred Copper	10	$1.8 billion	4	$634,700,000	24	$92,400,000
Wayne M. Collette	10	$2.546 billion	1	$125,400,000	114	$216,400,000
Peter R. Deininger	0	$0	1	$315,000,000	15	$275,000,000
William Finan	0	$0	0	$0	5	$1,000,000
Tom Heuer	0	$0	0	$0	2	$423,839
Orham Imer	0	$0	0	$0	6	$150,000
David Joy	6	$4.067 billion	0	0	6	$1,119,094
Brian Lavin	2	$2.854 billion	1	$9,569,134	1	$731,696,662
Gregory Scott Liechty	0	$0	0	$0	19	$59,000,000
Lawrence W. Lin	7	$2.129 billion	1	$125,400,000	108	$138,800,000
Colin J. Lundgren	17	$1.590 billion	0	0	15	$203,746,896
George Myers	7	$2.129 billion	1	$125,400,000	103	$138,800,000
Brian D. Neigut	7	$2.129 billion	1	$125,400,000	105	$138,600,000
Carl W. Pappo	5	$5.65 billion	0	$0	3**	$850,000**
Alexander D. Powers	3	$3.4 billion	7	$2.1 billion	17	$1.1 billion
Scott Schroepfer	8	$13.752 billion	0	0	5	$9,412,360
Gene R. Tannuzzo	1	$341,480,557	0	0	2	$77,587
Mary K. Werler	0	$0	0	$0	1	$100,000,000
Michael Zazzarino*	4	$2.28 billion	6	$2.06 billion	10	$162,000,000

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of March 31, 2010:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kent M. Bergene	0	$0	0	$0	0	$0
Jason J. Callan	0	$0	0	$0	0	$0
Fred Copper	0	$0	0	$0	0	$0
Wayne M. Collette	0	$0	0	$0	0	$0
Peter R. Deininger	0	$0	0	$0	0	$0
William Finan	0	$0	0	$0	0	$0
Tom Heuer	0	$0	0	$0	0	$0
Orham Imer	0	$0	0	$0	0	$0
David Joy	0	$0	0	$0	0	$0
Brian Lavin	0	$0	0	$0	0	$0
Gregory Scott Liechty	0	$0	0	$0	0	$0
Lawrence W. Lin	0	$0	0	$0	0	$0
Colin J. Lundgren	0	$0	0	$0	0	$0
George Myers	0	$0	0	$0	0	$0
Brian D. Neigut	0	$0	0	$0	0	$0
Carl W. Pappo	0	$0	0	$0	0	$0
Alexander D. Powers	0	$0	0	$0	0	$0
Scott Schroepfer	3	$882,624,360	0	$0	0	$0
Gene R. Tannuzzo	0	$0	0	$0	0	$0
Mary K. Werler	0	$0	0	$0	0	$0
Michael Zazzarino*	0	$0	0	$0	0	$0

As of March 31, 2010*, none of the portfolio managers listed in the two tables above beneficially owned shares of the Funds adjacent to their names on the table above setting forth certain portfolio managers and the Funds that they manage, except that Mr. Deininger beneficially owned between $1-$10,000 of the Columbia Large Cap Growth Fund.

*	Mr. Zazzarino’s information is as of August 31, 2009.
**	As of April 30, 2009.

6.	References to Bank of America and Affiliates. The New Advisor, New Administrator, New Distributor and New Transfer Agent are subsidiaries of Ameriprise Financial, not of Bank of America. Accordingly, each SAI is modified as follows:

•	References to Bank of America and its affiliates shall be deemed to refer to Ameriprise Financial and its affiliates, except for the references described below:

•	References relating to matters that occurred prior to the date of this supplement;

•	References to the affiliation of the Previous Advisor, Previous Distributor and Previous Transfer Agent with Bank of America; and

•	References to Bank of America in the section entitled Purchase, Redemption and Pricing of Shares – Purchases and Redemption.

•

In connection with the separation from Bank of America, the third paragraph of Brokerage Allocation and Other Practices – General Brokerage Policy, Brokerage Transactions and Broker Selection are hereby deleted.

7.	Marketing Support Payments. The second paragraph of the section in each SAI entitled Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments – Marketing Support Payments is hereby deleted and replaced with the following:

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.15% and 0.50% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary. The Distributor and the Advisor may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain affiliates of Bank of America. Such increased payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers.

8.	References to Columbia Money Market Funds Ameriprise Financial did not acquire the business of managing the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the “Former Columbia Money Market Funds”). The Former Columbia Money Market Funds are neither managed by the New Advisor nor distributed by the New Distributor and are no longer considered to be Columbia Funds.

•

References in each SAI to the Former Columbia Money Market Funds shall be deemed to be references to RiverSource money market funds, except in the sections entitled About the Funds’ Investments – Disclosure of Portfolio Information – Public Disclosures and Ongoing Portfolio Holdings Disclosure Arrangements, in which the references are hereby deleted.

9.	Reinstatement Feature. The SAIs describing share classes subject to front-end sales charges are modified by deleting the last paragraph of the section entitled Purchase, Redemption and Pricing of Shares – Purchases and Redemption – Front-End Sales Charge Waivers and replacing it with the following:

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 365 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

10.	Officers. The table in each SAI under Fund Governance – The Officers – Officer Biographical Information is hereby deleted and replaced with the table set forth on Schedule 1 hereto.

11.	Proxy Voting Policy. The proxy voting policy of the Advisor attached to each SAI is replaced in its entirety with the policy set forth on Schedule 2 hereto.

12.	Legal Proceedings. The following section is added to the end of each SAI:

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial), entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings.

On November 7, 2008, the Advisor acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as Columbia Management Investment Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Shareholders should retain this Supplement for future reference.

Schedule 1

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President (Principal Executive Officer)	2009	Senior Vice President of the Advisor since May 2010; Managing Director of the Previous Advisor from December 2004 until April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; Treasurer, Columbia Funds, from October 2003 to May 2008; various other executive officer positions with Columbia Funds and affiliated funds from 2002 to 2006.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2009	Vice President of the Advisor since May 2010; Managing Director of Fund Administration of the Previous Advisor from September 2004 until April 2010; Vice President Fund Administration of the Previous Advisor from June 2002 to September 2004.

Scott R. Plummer (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2010

Vice President and Chief Counsel – Asset Management of Ameriprise Financial since 2005; Chief Counsel of RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, the Advisor since

2006; Chief Counsel of the Distributor since 2008; Vice President, General Counsel and Secretary of Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance of Ameriprise Financial, 2004-2005; Senior Vice President and Chief Compliance Officer of USBancorp Asset Management, 2002-2004.

William “Ted” Truscott (Born 1960)	Senior Vice President	2010	Chairman of the Board of the Advisor since May 2010; Chief Executive Officer, U.S. Asset Management & President, Annuities of Ameriprise Financial since May 2010; Director, President and Chief Executive Officer of Ameriprise Certificate Company since 2006; Director of the Distributor since May 2010; Chairman of the Board and Chief Executive Officer of RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. from 2008 to April 2010; President – U.S. Asset Management and Chief Investment Officer of Ameriprise Financial from 2005 to April 2010; President, Chairman of the Board and Chief Investment Officer of the Advisor, from 2001 to April 2010; Senior Vice President – Chief Investment Officer of Ameriprise Financial, from 2001 to 2005.

Colin Moore (Born 1958)	Senior Vice President	2010	Chief Investment Officer of the Advisor since May 2010; Manager, Managing Director and Chief Investment Officer of the Previous Advisor from 2007 until April 2010; Head of Equities of the Previous Advisor from 2002 until September 2007.

Michael A. Jones (Born 1959)	Senior Vice President	2010	President of the Advisor from May 2010; Manager, Chairman, Chief Executive Officer and President of the Previous Advisor from 2007 to April 2010; Chief Executive Officer, President and Director of the Former Distributor from November 2006 until April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Head of Asset Management Compliance of Ameriprise Financial, and Chief Compliance Officer of the Advisor and RiverSource Funds, since May 2010; Chief Compliance Officer of the Columbia Funds, since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America from June 2005 until April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005; Managing Director of Deutsche Asset Management (investment management) prior to August 2004.

Amy Johnson (Born 1965)	Senior Vice President	2010	Senior Vice President and Chief Operating Officer of the Advisor, since May 2010; Chief Administrative Officer of the Advisor from 2009 until April 2010; Vice President – Asset Management and Trust Company Services of the Advisor, 2006-2009; Vice President – Operations and Compliance of the Advisor, 2004-2006; Director of Product Development – Mutual Funds of Ameriprise Financial, 2001-2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director of the New Transfer Agent since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 until April 2010; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Joseph F. DiMaria (Born 1968)	Treasurer and Chief Accounting Officer	2008	Vice President, Mutual Fund Administration of the Advisor, since May 2010; Director of Fund Administration of the Previous Advisor from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer of the Previous Advisor from November 2004 to December 2005; Director of Trustee Administration of the Previous Advisor (Sarbanes-Oxley) from May 2003 to October 2004.

Marybeth Pilat (Born 1968)	Deputy Treasurer	2010	Vice President, Mutual Fund Administration of the Advisor, since May 2010; Vice President, Investment Operations of Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration of the Previous Advisor, from May 2007 to July 2008; Vice President, Mutual Fund Valuation of the Previous Advisor, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Previous Advisor prior to January 2006.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Vice President of Fund Administration of the Advisor, since May 2010; Senior Tax Manager of the Previous Advisor from August 2006 to April 2010; Senior Compliance Manager of the Previous Advisor from April 2002 to August 2006.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Advisor, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Advisor from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Paul B. Goucher (Born 1968)	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010; Vice President and Group Counsel of Ameriprise Financial from November 2008 until January 2010; Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Christopher O. Petersen (Born 1970)	Assistant Secretary	2010	Vice President and Group Counsel of Ameriprise Financial, Inc. since January 2010; Group Counsel or Counsel from April 2004 until January 2010; Assistant Secretary of RiverSource Funds since January 2007.

Schedule 2

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[1]

On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

Proxy Voting Policy

Last Review Date:	April 2010

Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B – Conflicts of Interest Disclosure and Certification Form). For each

Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

[2]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

6. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party

Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters – ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE- BY- CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	-Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure
•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount
•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940 Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

_______________________________________

_______________________________________

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

_______________________________________

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

INT-50/48110-0510